UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 2, 2021

Date of Report

(Date of earliest event reported)

IRIDEX CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock $0.01 par value per share Preferred Share Purchase Rights	IRIX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2021 (the “Agreement Date”), IRIDEX Corporation (the “Company”) entered into a series of strategic transactions with Topcon Corporation (“Topcon”), Topcon America Corporation (the “Investor”) and Topcon Medical Laser Systems, Inc. (the “Seller”), pursuant to which (i) the Company and the Seller entered into an asset purchase agreement dated March 2, 2021, in which the Company plans to acquire substantially all the assets (except for cash and cash equivalents) of the Seller (the “Transferred Assets”) (the “Asset Purchase Agreement”), (ii) Topcon and the Company entered into a distribution agreement dated March 2, 2021, pursuant to which the Company granted Topcon the exclusive right to distribute the Company’s retina and glaucoma products in certain geographies outside the United States (the “Distribution Agreement”), (iii) pursuant to an investment agreement dated March 2, 2021 (the “Investment Agreement”) the Investor agreed to acquire a number of shares of the Company’s Common Stock for an aggregate purchase price of $10 million, provided that the total number of shares of Common Stock acquired shall not exceed 19.9% of the outstanding shares of Common Stock prior to the purchase (the “Shares”) and (iv) the Company and Investor entered into a registration rights agreement dated March 2, 2021 (the “Registration Rights Agreement”) with respect to the registration of the Shares for resale.

Pursuant to the Asset Purchase Agreement, the Transferred Assets include substantially all of the Seller’s assets including the rights to the Seller’s PASCAL product.  The Company will assume only those liabilities arising after the closing in connection with the Transferred Assets.  In the Asset Purchase Agreement, the Company and the Seller made certain customary representations and warranties and agreed to certain customary covenants. The Agreement provides that the Company and the Seller will each indemnify the other for losses arising from certain breaches of the Agreement and for certain other liabilities subject to customary caps and deductibles.  The Company plans to offer employment to certain of the employees of the Seller and sublease the Seller’s current Livermore facility from Topcon.  The Closing is expected to occur during the first quarter of 2021 pending the satisfaction of certain customary closing conditions.

Pursuant to the Distribution Agreement, the Company agreed to appoint Topcon as exclusive distributor of the Company’s glaucoma and retina products, including Seller’s PASCAL product, in certain countries outside of the United States.  Topcon agreed to use commercially reasonable efforts to commercialize the Company’s products in each region throughout the territory, including achieving certain sales baselines by product category and region.  If Topcon fails to achieve the baselines in a region, the Company shall have the right to subject to payment of a fee, terminate Topcon’s appointment in such region. The Distribution Agreement and Topcon’s appointment will, unless terminated earlier, continue on a country-by-country basis for a period of ten (10) years from the date exclusivity is granted.  The Distribution Agreement includes customary termination rights and effects of termination, including a termination for convenience right in favor of Topcon and, subject to payment of a fee, a termination right in favor of the Company upon a change of control of the Company. The net proceeds to the Company from the transactions reflected in the Asset Purchase Agreement and the Distribution Agreement are $9.5 million.

Pursuant to the Investment Agreement, the Company plans to issue the Shares for up to $10 million to the Investor simultaneous with the closing of the Asset Purchase Agreement.  The purchase price for the Shares shall be equal to the five-day weighted average closing price of the Company stock on the Nasdaq Global Market and the Shares will be subject to a six-month lockup.  In the six months following the purchase of the Shares, the Investor shall have the right to participate on a pro rata basis in subsequent issuances of Common Stock or equivalents by the Company or any of its subsidiaries.  Pursuant to the Registration Rights Agreement the Company has committed to register the Shares for resale within the same period of time and there are standard penalty provisions if the Company fails to register the Shares for resale within such period.  The Investment Agreement and the Registration Rights Agreement are subject to customary representations and warranties, covenants and indemnification provisions.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Asset Purchase Agreement, the Distribution Agreement, the Investment Agreement and the Registration Rights Agreement, which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, and incorporated herein by reference.

On dated March 2, 2021 the Company issued a press release announcing the above transactions.   A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 is a Collaboration Presentation used by the Company in connection with the transactions described above.

This information is intended to be furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements include statements made about the transactions described above. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond our control, include risks described in the section entitled Risk Factors and elsewhere in our filing made with the Securities and Exchange Commission in Iridex’s Quarterly Report on Form 10-Q filing made with the Securities and Exchange Commission on November 10, 2020. These forward-looking statements speak only as of the date hereof and should not be unduly relied upon. Iridex disclaims any obligation to update these forward-looking statements. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1† 10.2† 10.3 10.4 99.1 99.2	Asset Purchase Agreement Distribution Agreement Investment Agreement Registration Rights Agreement Press Release of IRIDEX Corporation dated March 2, 2021 Collaboration Presentation

† Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX Corporation

Date: March 2, 2021	By:	/s/ David I. Bruce
David I. Bruce President and Chief Executive Officer